Intelimax Media Inc.
SUBSCRIPTION AGREEMENT
(THE “AGREEMENT”)

The undersigned subscriber (the “Subscriber”) hereby subscribes for and agrees to purchase _______________________ units at US$0.20 per unit (the “Units”) with each Unit consisting of one share of our common stock and one common stock purchase warrant (the “Warrants”, described in Schedule “D” attached hereto) for aggregate proceeds of US$__________ (the “Funds”), all on the terms and subject to the conditions set forth in Schedule “A” attached hereto.

EXECUTION BY SUBSCRIBER
_________________________________ Tax ID or social insurance number	__________________________________ Name of Subscriber

________________________________
Signature of Individual Subscriber or
Authorized Signatory of Subscriber
(if Subscriber is not an individual)

____________________________________________
Number and type of securities of the Company already
directly and indirectly held by the Subscriber

__________________________________
Address of Subscriber

_______________________________________________
Name of Contact Person, if Subscriber not an individual

__________________________________________
Telephone Number of Subscriber or Contact Person

__________________________________________
Facsimile Number of Subscriber or Contact Person

Executed by the Subscriber this __________ day of _________________, 2011.

Please complete the following section if you require the certificate(s) representing the Units to appear in the name of an intermediary, such as your broker, or require the certificate(s) delivered to an address other than that shown above.

REGISTRATION INSTRUCTIONS	DELIVERY INSTRUCTIONS
________________________________________ Name to appear on certificate(s)	_________________________________________ Name and account reference, if applicable
________________________________________ Account reference, if applicable	_________________________________________ Contact Person
________________________________________ Address of Intermediary ________________________________________	_________________________________________ Address for Delivery _________________________________________

ACCEPTED by the Company this __________ day of ________________, 2011.

Per:
_____________________________________
Michael Young, Director

Schedule “A”

In consideration of the covenants and agreements herein, and the payment of one dollar made by each party to the other, the receipt and sufficiency of which is acknowledged by each party, the parties agree as follows:

Delivery of Documents and Funds

The Subscriber hereby delivers to the Company:

1.	a completed and executed copy of this Agreement;

2.
for all Subscribers: a completed and executed Investor Exemptions Questionnaire attached as Schedule “B” and in the case of a subscription for the Units by Subscriber acting as trustee or agent for a principal, the Subscriber shall provide the Company an Accredited Investor Questionnaire in the form set forth in Schedule “B” for each trust, beneficial owner and/or principal for which the Subscriber is acting as trustee or agent;

3.
if the Subscriber is a U.S. Person, additionally: a completed and executed Accredited Investor Questionnaire attached as Schedule “C” and in the case of a subscription for the Units by Subscriber acting as trustee or agent for a principal, the Subscriber shall provide the Company an Accredited Investor Questionnaire in the form set forth in Schedule “C” for each trust, beneficial owner and/or principal for which the Subscriber is acting as trustee or agent; and

4.	a certified check or bank draft for the Funds made payable to “Intelimax Media Inc.”

Closing

The closing of the transactions contemplated by this Agreement (the “Closing”) will take place as subscriptions are received by the Company.

At Closing, the Company will deliver to the Subscriber the certificates representing the Units and an agreement representing the Warrants purchased by the Subscriber registered in the name of the Subscriber or as directed on the cover page of this Agreement.

Subscriber’s Representations, Warranties, Covenants, Acknowledgements and Agreements

5.
The Subscriber represents and warrants to the Company, and acknowledges that the Company is relying on these representations and warranties to, among other things, ensure that it is complying with all of the applicable securities legislation, that:

(a)	the Subscriber is purchasing as principal and is either :

(i)	not a U.S. person and is not acquiring the Units for the account or benefit of any U.S. person; OR

(ii)	a U.S. person who is purchasing the Units in a transaction that does not require registration under the U.S. Securities Act.

(b)	if the Subscriber is a resident of an “International Jurisdiction” (which means a jurisdiction other than British Columbia), then:

(i)
the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities legislation of the International Jurisdiction which would apply to this subscription, if there are any;

(ii)
the Subscriber is purchasing the Units pursuant to exemptions under the securities legislation of that International Jurisdiction or, if such is not applicable, the Subscriber is permitted to purchase the Units under the applicable securities legislation of the International Jurisdiction without the need to rely on exemptions; and

(iii)
the applicable securities legislation does not require the Company to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction; and

the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii) and (iii) above to the satisfaction of the Company, acting reasonably;

(c)
if the Subscriber is a U.S. Person (as defined under Regulation S promulgated under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), which definition includes an individual resident in the United States and an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person), then:

(i)
the Subscriber understands that the Units have not been and will not be registered under the U.S. Securities Act or any applicable state securities laws, and that the sale contemplated hereby is being made in reliance on an exemption from registration pursuant to Section 4(6) of the U.S. Securities Act to accredited investors (as that term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act, (an “Accredited Investor”)) or Section 4(2); AND

(ii)	the Subscriber agrees that if it decides to offer, sell or otherwise transfer any of the Units, it will not offer, sell or otherwise transfer any of such Units directly or indirectly, unless:

(A)	the Company’s securities are publicly traded on a national securities exchange, the Nasdaq Stock Market or the OTC Bulletin Board; or

(B)
the Company consents, in its sole discretion, in writing to such transfer and the transfer is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act (“Regulation S”) (or such successor rule or regulation then in effect), if applicable, and in compliance with applicable state securities laws and it has prior to such sale furnished to the Company an opinion of counsel, in a form reasonably satisfactory to the Company regarding compliance with Rule 904 and any applicable state securities laws; or the transfer is made pursuant to an exemption from the registration requirements under the U.S. Securities Act provided by Rule 144A or 144 thereunder, if available, and in accordance with any applicable state securities laws and it has prior to such sale furnished to the Company an opinion of counsel, in a form reasonably satisfactory to the Company regarding compliance with Rule 144A or 144, as applicable, and any applicable state securities laws; AND

(iii)
the Subscriber understands and acknowledges that upon the issuance thereof, and until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, the certificates representing the Units shall bear, the following legends:

If the Subscriber is a Canadian resident:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

and

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF (i) THE PURCHASE OF THESE SECURITIES AND (ii) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.”

If the Subscriber is a U.S. resident:

“NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

and if the Units are being sold outside of the United States in accordance with Rule 904 of Regulation S, the legend Regulations S legend may be removed by providing a declaration to the Company’s registrar and transfer agent in such form as the Company may prescribe, including an opinion of counsel that such sale complies with the requirements of the U.S. Securities Act;

(d)	the Subscriber acknowledges that:

(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Units;

(ii)	there is no government or other insurance covering the Units;

(iii)	there are risks associated with the purchase of the Units;

(iv)
there are restrictions on the Subscriber’s ability to resell the Units and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Units;

(v)	the Subscriber is restricted from using certain of the civil remedies available under the applicable securities legislation;

(vi)	the Subscriber may not receive information that might otherwise be required to be provided to the Subscriber under the applicable securities legislation if the exemptions were not being used;

(vii)	the Company is relieved from certain obligations that would otherwise apply under the applicable securities legislation if the exemptions were not being used; and

(viii)
the Company is relying  on exemptions in applicable securities laws from the requirements to provide the Subscriber with a prospectus and to sell the Units through a person registered to sell securities and the Subscriber understands that the exemptions release the Company from the requirements to provide the Subscriber with a prospectus and to sell Stock through a person registered to sell securities under the Securities Act (British Columbia) and, as a consequence of acquiring Stock pursuant to those exemptions, certain protections, rights and remedies provided by the Securities Act (British Columbia), including statutory rights of rescission or damages, will not be available to the Subscriber;

(e)
the Subscriber is subscribing for the Units as principal for its own account and not for the benefit of any other person (within the meaning of applicable securities laws) and not with a view to resale or distribution of all or any of the Units or, if it is not subscribing as principal, it acknowledges that the Company may be required by law to disclose to certain regulatory authorities the identity of each beneficial Subscriber for the Units for whom it is acting;

(f)
in the case of a subscription for the Units by the Subscriber acting as trustee or agent (including, for greater certainty, a portfolio manager or comparable adviser) for another person or entity, the Subscriber is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of each such beneficial person, each of whom is subscribing for its own account, not for the benefit of any other person and not with a view to the resale or distribution of the Units and this Agreement has been duly authorized, executed and delivered by or on behalf of and constitutes a legal, valid and binding agreement of, such principal, and the Subscriber acknowledges that the Company may be required by law to disclose the identity of each beneficial Subscriber for whom the Subscriber is acting;

(g)
the offer and sale of these Units was not accomplished by an advertisement or other general solicitation (and the Subscriber has not attended any seminar or meeting whose attendees have been invited by general solicitation or general advertisement) and the Subscriber was not induced to purchase the Units as a result of any advertisement or general solicitation made by the Company; and

(h)
if the Subscriber is a corporation, the Subscriber is a valid and subsisting corporation and was not organized for the purpose of acquiring the Units, has the necessary corporate capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof, or, if the Subscriber is an individual, a partnership, syndicate, trust or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof, and, in either case, upon the Company executing and delivering this Agreement, this Agreement will constitute a legal, valid and binding contract of the Subscriber enforceable against the Subscriber in accordance with its terms and neither the agreement resulting from such acceptance nor the completion of the transactions contemplated hereby conflicts with, or will conflict with, or results, or will result, in a breach or violation of any law applicable to the Subscriber, any constating documents of the Subscriber or any agreement to which the Subscriber is a party or by which the Subscriber is bound;

6.	this subscription is given for valuable consideration and may not be withdrawn or revoked by the Subscriber;

7.
the Company may for any reason, at any time before acceptance of this Agreement, terminate the offering of Units and, upon termination, the Company will return the Funds to the Subscriber without interest or deduction;

8.	the Units will be subject to the following resale or transfer restrictions:

(a)
the Units will be subject to resale restrictions under applicable securities legislation including resale restrictions under the Securities Act (British Columbia) which include a hold period of at least four months;

(b)
the Subscriber will not be able to resell, assign or otherwise dispose of the Units unless they are subsequently distributed under a prospectus, registration statement or in compliance with all applicable resale restrictions;

(c)	the Company may be required to legend the certificates representing the Units regarding these and any other restrictions on resale; and

(d)
while the Company has agreed use its commercially reasonably efforts to include the Units in a registration statement covering the resale of same pursuant to “piggy-back” registration rights, the Company is under no obligation to file a registration statement, or register the resale of the Units under a prospectus or registration statement, or assist the Subscriber in complying with any exemption from the prospectus or registration statement requirements or resale restrictions set out under applicable securities legislation; provided, however, that in connection with any underwritten public offering by the Company, during the period of duration (not to exceed 180 days) specified by the Company and an underwriter of common stock of the Company following the effective date of a registration statement of the Company with respect to such offering, the Subscriber will not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, pledge, or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any of the Units of the Company held by the Subscriber at any time during such period except common stock included in such registration.  If requested by such underwriter, the Subscriber agrees to execute a lock-up agreement in such form as the underwriter may reasonably propose.

9.
the Subscriber will not resell, assign or otherwise dispose of the Units other than in accordance with all applicable securities legislation and the requirements of any exchange or over-the-counter market upon which any securities of the Company are then listed;

10.
the Subscriber’s investment in the Units is speculative and involves a high degree of risk, substantial financing for the Company may be required in the future, and there is no assurance that any such additional financing can be obtained;

11.
the Subscriber is able to bear the economic risks of an investment in the Units, including, without limiting the generality of the foregoing, the risk of losing part or all of the Funds, and the inability to sell, convert, exchange or transfer the Units at a price which would enable the Subscriber to recoup his, her or its investment in the Units;

12.
other than any persons to whom the Company has agreed to pay a brokerage or finder’s fee, there is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee.  If any person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Units, the Subscriber covenants to indemnify and hold harmless the Company with respect thereto and with respect to all costs reasonably incurred in the defence thereof;

13.
the Subscriber, and each beneficial person for whom it is contracting hereunder, have been advised to consult their own legal advisors with respect to trading in the Units and with respect to the resale restrictions imposed by the securities laws of the state in which the Subscriber resides, the U.S. Securities Act and the rules and regulations thereunder, and any other applicable securities laws, and acknowledges that no representation has been made respecting the applicable hold periods or other resale restrictions applicable to such securities which restrict the ability of the Subscriber (or others for whom it is contracting hereunder) to resell such securities, that the Subscriber (or others for whom it is contracting hereunder) is solely responsible to find out what these restrictions are and the Subscriber is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions and the Subscriber is aware that it (or beneficial persons for whom it is contracting hereunder) may not be able to resell such securities except in accordance with limited exemptions under the securities laws (including the U.S. Securities Act) and other applicable securities laws;

14.
the Subscriber will execute, deliver, file and otherwise assist the Company in filing, any report, undertaking or document with respect to the purchase, sale, conversion or exchange of the Units as required by counsel for the Company;

15.
the Subscriber hereby authorizes the Company to correct any minor errors in, or complete any minor information missing from, any document which has been executed by the Subscriber and delivered to the Company with respect to this Subscription;

16.
if, for any reason, the offering of Units is terminated or the Subscriber’s subscription is rejected, the Subscriber will have no claims against the Company, its directors and officers, shareholders, agents, advisors, and affiliates and shall have no interest in the Company or in any property or assets of the Company;

17.
Subscriber acknowledges that there are risks associated with the purchase of and investment in the Units and the Subscriber, and each beneficial person for whom it is contracting hereunder, is knowledgeable, sophisticated and experienced in business and financial matters and is capable of evaluating the merits and risks of an investment in the Units, fully understands the restrictions on resale of the Units and is able to bear the economic risk of an investment in the Units;

18.
the Subscriber is familiar with the aims and objectives of the Company and the proposed use of the proceeds received by the Company from the sale of the Units and is aware of the risk and other characteristics of an investment in the Units;

19.
in evaluating the merits and risks of an investment in the Units, the Subscriber has relied solely upon the advice of his, her or its legal, tax and investment advisors and not any oral or written statement made by, or on behalf of, the Company or its advisors;

20.	THE SUBSCRIBER IS RESPONSIBLE FOR OBTAINING HIS, HER OR ITS OWN LEGAL, INVESTMENT AND TAX ADVICE;

21.	the Company may pay a commission or fee in respect of the sale of the Units;

22.
the Subscriber and each beneficial person for whom it is acting is a resident in the jurisdiction set out on the face page of this Agreement.  Such address was not created and is not used solely for the purpose of acquiring the Units and the Subscriber and any beneficial person was solicited to purchase in such jurisdiction and is acquiring the Units for its own account or for the account of another Accredited Investor (as defined in Rule 501(a) of Regulation D under the U.S. Securities Act) over which the Subscriber exercises sole investment discretion, and as to which the Subscriber has the authority to make the statements set forth in this Agreement, in each case not with a view to, or for offer or sale in connection with, any resale, distribution or other disposition of the Units in any transaction that would be in violation of the U.S. Securities Act or applicable state securities laws; and

23.
The Subscriber, if an individual, is at least 18 years of age.  If Subscriber is an association or entity, each individual member of the association or entity is at least 18 years of age.  If Subscriber is acquiring the Units for the account of another person, such person, if an individual is at least 18 years of age, or if such person is an association or entity, each individual member of the association or entity is over 18 years of age.

Reliance Upon Representations, Warranties, Covenants, Acknowledgements and Agreements

The Subscriber acknowledges that the representations, warranties, covenants, acknowledgements and agreements contained in this Agreement are made with the intent that they may be relied upon by the Company, and the Subscriber hereby agrees to indemnify the Company, its officers, directors, employees and agents against all losses, claims, costs, expenses and damages or liabilities which they may suffer or incur caused or arising from their reliance thereon.  The Subscriber covenants that the foregoing representations, warranties, covenants, acknowledgements and agreements will be true at the time of execution of this Agreement and at the date of issuance of the Units and agrees that they shall survive the purchase by the Subscriber of the Units.

The Company represents and warrants that:

(a)	the Company is a valid and subsisting corporation duly incorporated and in good standing under the laws of the jurisdiction in which it is incorporated;

(b)	the Company is duly registered and licensed to carry on business in the jurisdictions in which it carries on business or owns property where required under the laws of those jurisdictions;

(c)	the Company will reserve or set aside sufficient shares in its treasury to issue the Shares and any shares of common stock resulting from exercising the Warrants;

(d)
the issue and sale of the Shares by the Company does not and will not conflict with, and does not and will not result in a breach of, any of the terms of the Company’s incorporating documents or any agreement or instrument to which the Company is a party; and

(e)
this Agreement has been or will be by the Closing, duly authorized by all necessary corporate action on the part of the Company, and the Company has full corporate power and authority to undertake the offering.

Indemnity

The Subscriber agrees to indemnify and hold harmless the Company and its directors, officers, employees, agents, advisers and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, administrative proceeding or investigation commenced or threatened or any claim whatsoever arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any document furnished by the Subscriber to the Company in connection herewith.

Offering

This offering of securities forms part of a larger offering of similar securities being made by the Company.  The offering is not subject to any minimum subscription level and the Subscriber acknowledges that he, she or it may be the only subscriber to the offering.

Costs

The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber, including any fees and disbursements of any advisor retained by the Subscriber relating to the purchase of the Units, shall be borne by the Subscriber.

Survival

The representations, warranties, covenants, acknowledgements and agreements contained in this Agreement shall survive the Closing and will continue in full force and effect and be binding upon the Subscriber notwithstanding any subsequent disposition by the Subscriber of the Units.

Enurement

This Agreement will enure to the benefit of and be binding upon the Subscriber and the Company and their respective heirs, administrators, representatives, successors and permitted assigns.

Assignment

This Agreement is not transferable or assignable.

Counterparts

This Agreement may be executed in as many counterparts as may be necessary and by facsimile, each of such counterparts so executed will be deemed to be an original and such counterparts together will constitute one and the same instrument.

  Schedule “B”

INVESTOR EXEMPTIONS QUESTIONNAIRE

The purpose of this Questionnaire is to assure the Company that the Subscriber will meet certain requirements for the registration and prospectus exemptions provided for under National Instrument 45-106 (“NI 45-106”) in respect to the issuance of the Units pursuant to the Agreement.  The Company will rely on the information contained in this Questionnaire for the purposes of such determination.

The undersigned Subscriber covenants, represents and warrants to the Company that:
1.	they are (check one or more of the following boxes):

(a)	a director, executive officer, employee or control person of the Company or an affiliate of the Company	o
(b)	a spouse, parent, grandparent, brother, sister or child of a director, executive officer or control person of the Company or an affiliate of the Company	o
(c)	a parent, grandparent, brother, sister or child of the spouse of a director, executive officer or control person of the Company or an affiliate of the Company	o
(d)	a close personal friend of a director, executive officer or control person of the Company or an affiliate of the Company	o
(e)	a close business associate of a director, executive officer or control person of the Company or an affiliate of the Company	o
(f)	a founder of the Company or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Company	o
(g)	a parent, grandparent, brother, sister or child of the spouse of a founder of the Company	o
(h)
a company, partnership or other entity which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies as described in paragraphs (a) to (g) above
o
(i)	purchasing the Units as principal with an aggregate value of more than CDN$150,000	o
(j)	an accredited investor	o

2.
if the Subscriber has checked one or more of boxes b, c, d, e, f, g or h in section 1 above, the director(s), executive officer(s), control person(s) or founder(s) of the Company with whom the Subscriber has the relationship is:

(Instructions to Subscriber:  fill in the name of each director, executive officer, founder and control person which you have the above-mentioned relationship with.  If you have checked box h, also indicate which of a to g describes the securityholders or directors which qualify you as box h and provide the names of those individuals.  Please attach a separate page if necessary).

3.
If the Subscriber has ticked box j in section 1 above, the Subscriber acknowledges and agrees that the Company shall not consider the Subscriber’s request for the Units for acceptance unless the undersigned provides to the Company:

(i)	the information required in sections 4 and 5; and
(ii)	such other supporting documentation that the Company or its legal counsel may request to establish the Subscriber’s qualification as an Accredited Investor;

4.
the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Transaction and the Subscriber is able to bear the economic risk of loss arising from such Transaction;

5.	the Subscriber satisfies one or more of the categories of “accredited investor” (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

o
an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds CDN$1,000,000;

o
an individual whose net income before taxes exceeded CDN$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

o	an individual who, either alone or with a spouse, has net assets of at least CDN$5,000,000;

o	an entity, other than an individual or investment fund, that has net assets of at least CDN$5,000,000 as shown on its most recently prepared financial statements;

o
an entity registered under the securities legislation of a jurisdiction of Canada as an advisor or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (B.C.) or any entity organized in a foreign jurisdiction that is analogous to any such person or entity; or

o
an entity in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors.

The Subscriber acknowledges and agrees that the Subscriber may be required by the Company to provide such additional documentation as may be reasonably required by the Company and its legal counsel in determining the Subscriber’s eligibility to acquire the Units under relevant securities legislation.

IN WITNESS WHEREOF, the undersigned has executed this Investor Exemptions Questionnaire

____________________________________  Date:_____________________, 2011
Signature

____________________________________
Print Name

____________________________________
Title (if applicable)

Schedule “C”

ACCREDITED INVESTOR QUESTIONNAIRE

The undersigned satisfies one or more of the categories of "Accredited Investors", as defined by Regulation D promulgated under the “U.S. Securities Act, as indicated below:  (Please initial in the space provide those categories, if any, of an "Accredited Investor" which the undersigned satisfies.)

o Category 1
An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Units, with total assets in excess of US $5,000,000.

o Category 2	A natural person whose individual net worth, or joint net worth with that person's spouse, on the date of purchase exceeds US $1,000,000.

o Category 3
3 A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

o Category 4
A "bank" as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors.

o Category 5	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States).

o Category 6	A director or executive officer of the Company.

o Category 7
A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act.

o Category 8	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

Note that the Subscriber claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Company with a balance sheet, prior years' federal income tax returns or other appropriate documentation to verify and substantiate the Subscriber's status as an Accredited Investor.

If the Subscriber is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

IN WITNESS WHEREOF, I have executed this Accredited Investor Questionnaire.

Date:______________________________ , 2011
_______________________________________
Signature

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Print Name

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Title (if applicable)

Schedule “D”

WARRANT CERTIFICATE

WARRANTS TO PURCHASE SHARES OF COMMON STOCK OF INTELIMAX MEDIA INC.

Certificate No._________________________	_________________________ Warrants

This Warrant Certificate certifies that the Subscriber is the owner of the Warrants (subject to adjustment as provided herein), each of which represents the right to subscribe for and purchase from the Company one share of the common stock, par value $0.00001 per share, of the Company (the common stock, including any stock into which it may be changed, reclassified or converted, is herein referred to as the “common stock”) at the purchase price (the “Exercise Price”) of US$0.30 per share (subject to adjustment as provided herein). This Warrant Certificate represents only Warrants issued pursuant to the Agreement, between the Company and the Subscriber.

THESE WARRANTS AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ARE SUBJECT TO CERTAIN RESTRICTIONS, CONTAINED IN PARAGRAPH 6 HEREOF, WITH RESPECT TO THEIR TRANSFER.

The Warrants represented by this Warrant Certificate are subject to the following provisions, terms and conditions:

1.      EXERCISE OF WARRANTS

Exercise of Warrants. The Warrants may be exercised by the Subscriber, in whole or in part (but not as to a fractional share of common stock), by surrender of this Warrant Certificate at the principal office of the Company with the appropriate form attached hereto as Exhibit A duly exercised, at any time within the period beginning on the acceptance of this Subscription Agreement and expiring two (2) years thereafter (the “Exercise Period”) and by payment to the Company by certified check or bank draft of the purchase price for such shares. The Company agrees that the shares of common stock so purchased shall be and are deemed to be issued to the Subscriber as the record owner of such shares of common stock as of the close of business on the date on which the Warrant Certificate shall have been surrendered and payment made for such shares of common stock. Certificates representing the shares of common stock so purchased shall be delivered to the Subscriber promptly and in no event later than ten (10) days after the Warrants shall have been so exercised, and, unless the Warrants have expired, a new Warrant Certificate representing the number of Warrants represented by the surrendered Warrant Certificate, if any, that shall not have been exercised shall also be delivered to the Subscriber within such time.

2.       ADJUSTMENTS

Adjustments. The Exercise Price and the number of shares of common stock issuable upon exercise of each Warrant shall be subject to adjustment from time to time as follows:

Stock Dividends; Stock Splits; Reverse Stock Splits; Reclassifications. In case the Company shall (i) subdivide its outstanding shares of common stock, (ii) combine its outstanding shares of common stock into a smaller number of shares of any class of common stock or (iii) issue any shares of its capital stock in a reclassification of the common stock (including any such reclassification in connection with a merger, consolidation or other business combination in which the Company is the continuing corporation) (any one of which actions is herein referred to as an “Adjustment Event”), the number of shares of common stock purchasable upon exercise of each of the Warrants immediately prior to the record date for such Adjustment Event shall be adjusted so that the Subscriber shall thereafter be entitled to receive the number of shares of common stock or other securities of the Company (such other securities thereafter enjoying the rights of shares of common stock under this Warrant Certificate) that such Subscriber would have owned or have been entitled to receive after the happening of such Adjustment Event, had such Warrants been exercised immediately prior to the happening of such Adjustment Event or any record date with respect thereto. An adjustment made pursuant to this Section 2A shall become effective immediately after the effective date of such Adjustment Event retroactive to the record date, if any, for such Adjustment Event.

Adjustment of Exercise Price. Whenever the number of shares of common stock purchasable upon the exercise of each of the Warrants is adjusted pursuant to Section 2A, the Exercise Price for each share of common stock payable upon exercise of each of the Warrants shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of common stock purchasable upon the exercise of each of the Warrants immediately prior to such adjustment, and the denominator of which shall be the number of shares of common stock so purchasable immediately thereafter.

Statement on Warrant Certificates. The form of this Warrant Certificate need not be changed because of any change in the Exercise Price or in the number of kind of shares purchasable upon the exercise of a Warrant and any Warrant Exercise Price and the same number and kind of shares as are stated in this Warrant Certificate. However, the Company may at the time in its sole discretion make any change in the form of the Warrant Certificate that it may deem appropriate and that does not affect the substance thereof and any Warrant Certificate thereafter issued, whether in exchange or substitution for any outstanding Warrant Certificate or otherwise, may be in the form so changed.

3.      RESERVATION AND AUTHORIZATION OF COMMON STOCK

The Company covenants and agrees (A) that all shares of common stock which may be issued upon the exercise of the Warrants represented by this Warrant Certificate will, upon issuance, be validly issued, fully paid and non-assessable and free of all insurance or transfer taxes, liens and charges with respect to the issue thereof, (b) that during the Exercise Period, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the Warrants evidenced by this Warrant Certificate, sufficient shares of common stock to provide for the exercise of the Warrants represented by this Warrant Certificate, and (c) that the Company will take all such action as may be necessary to ensure that the shares of common stock issuable upon the exercise of the Warrants may be so issued without violation of any applicable law or regulation, or any requirements of any domestic securities exchange upon which any capital stock of the Company may be listed, provided, however, that nothing contained herein shall impose upon the Company any obligation to register the warrants evidenced by this Warrant Certificate or such common stock under applicable securities laws except as provided in the Subscription Agreement. In the event that any securities of the Company other than the common stock are issuable upon exercise of the Warrants, the Company will take or refrain from taking any action referred to in clauses (A) through (c) of this Section 3 as though such clauses applied, mutatis mutandis to such other securities then issuable upon the exercise of the Warrants.

4.      NO VOTING RIGHTS

This Warrant Certificate shall not entitle the Subscriber hereof to any voting rights or other rights as a stockholder of the Company.

5.      TRANSFER OF WARRANTS OR COMMON STOCK

The Subscriber agrees to be bound by the provisions contained in the Agreement with respect to the limitations, including limitations imposed for Securities Act compliance, on the transfer of the Warrants and the shares of common stock issuable upon exercise of the Warrants.

6.      RESTRICTIONS

(a) No Registration.  The Subscriber acknowledges and understands that the Warrants have not been registered under the U.S. Securities Act or any other securities laws, are not qualified for resale in the U.S., and that the Warrants must be held indefinitely unless subsequently registered under the U.S. Securities Act or an exemption from such registration is available.  The Company has agreed to register the shares underlying the Warrants for resale in the United States.

(b) Restrictions on Transfer.  The Issuer shall refuse to register any transfer of the Warrants or the shares of common stock not made in accordance with the provisions of Regulation S of the U.S. Securities Act, pursuant to registration under the U.S. Securities Act or pursuant to an available exemption from registration.

(c) Legend.  The Subscriber acknowledges and understands that the certificates representing the Warrants or the shares of common stock will be stamped with the following legends (or substantially equivalent language) restricting transfer in the following manner:

If the Subscriber is a Canadian resident:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

and

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF (i) THE PURCHASE OF THESE SECURITIES AND (ii) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.”

If the Subscriber is a U.S. resident:

“NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

and if the Shares are being sold outside of the United States in accordance with Rule 904 of Regulation S, the legend Regulations S legend may be removed by providing a declaration to the Company’s registrar and transfer agent in such form as the Company may prescribe, including an opinion of counsel that such sale complies with the requirements of the U.S. Securities Act;

7.      CLOSING OF BOOKS

The Company will at no time close its transfer books against the transfer of any Warrants or of any shares of common stock or other securities issuable upon the exercise of any Warrants in any manner which interferes with the timely exercise of the Warrants.

8.      WARRANTS EXCHANGEABLE, LOSS, THEFT

This Warrant Certificate is exchangeable, upon the surrender hereof of any Subscriber at the office or agency of the Company referred to in Section 1, for new Warrant, each such new Warrants to represent the right to subscribe and purchase such number of shares of common stock as shall be designated by said Subscriber hereof at the time of such surrender. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation, or upon surrender or cancellation of this Warrant Certificate, the Company will issue to the Subscriber a new Warrant Certificate of like tenor, in lieu of this Warrant Certificate, representing the right to subscribe for and purchase the number of shares of common stock which may be subscribed for and purchased hereunder.

9.      MERGERS, CONSOLIDATIONS, ETC.

If the Company shall merge or consolidate with another corporation, the Subscriber thereafter has the right, upon exercise hereof and payment of the Exercise Price, to receive solely the kind and amount of shares of stock, other securities, property or cash or any combination thereof receivable by a Subscriber of the number of shares of common stock for which this Warrants might have been exercised immediately prior to such merger or consolidation (assuming, if applicable, that the holder of such common stock failed to exercise its rights of election, if any, as to the kind or amount of shares of stock, other securities, property or cash or combination thereof receivable upon such merger or consolidation).

In case of any reclassification or change of the shares of common stock issuable upon exercise of these Warrants (other than elimination or par value, a change in par value, or from par value to no par value, or as the result of a subdivision or combination of shares (which is provided for elsewhere herein), but including any reclassification of the shares of Common stock into two or more classes or series of shares) or in case of any merger or consolidation of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change of the shares of common stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination (which is provided for elsewhere herein), but including any reclassification of the shares of common stock underlying the Warrants, shall thereafter have the right, upon exercise hereof and payment of the Exercise Price, to receive solely the kind and amount of shares of stock (including, if applicable, common stock), other securities, property or cash or any combination thereof receivable upon such reclassification, change, merger or consolidation by a holder of the number of shares of common stock for which these Warrants might have been exercised immediately prior to such reclassification, change, merger or consolidation (assuming, if applicable, that the holder of such common stock failed to exercise its rights of election, if any, as to the kind or amount of shares of stock, other securities, property or cash or combination thereof receivable upon such reclassification, change, merger or consolidation).

10.      RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANTS

The rights and obligations of the Company, of the Subscriber, and of the holders of shares of common stock or other securities issued upon exercise of the Warrants, contained in Sections 5 and 7 of this Warrant Certificate shall survive the exercise of the Warrants.

INTELIMAX MEDIA INC.

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Michael Young, Director